SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 29, 2007

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IRISH MAG, INC.

(Exact name of registrant as specified in Charter)

FLORIDA	333-132119	59-1944687
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

 Unit D, Block 2, Tian An Cyber Park

Chengongmiao, Shenzhen, Guangdong, 518040

People’s Republic of China

 (Address of Principal Executive Offices)

646 First Ave., North

St. Petersburg, Florida  33101

 (Former Address of Principal Executive Offices)

(+86) 755 -8835-2899

(Issuer Telephone Number)

(866) 821-9004

(Former Issuer Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 29, 2007, the Board of Directors accepted the resignation of Michael Woo as a Director of Irish Mag, Inc.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2007            IRISH MAG, INC.

/s/ Lin Jiang Huai

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By: Lin Jiang Huai

Its: Director